Non-controlling interest (Tables)	12 Months Ended
Dec. 31, 2021
Non-controlling interest
Schedule of investment in Curaleaf International

	December 31,
	2021	2020
Investment in Curaleaf International	$184,346	$—

Schedule of revenues and net loss of the Company's investment

	December 31,
	2021	2020
Current assets	$71,049	$—
Non-current assets	$303,495	$—
Current liabilities	$16,834	$—
Non-current liabilities	$75,804	$—
Revenue	$18,770	$—
Net Loss	$(23,495)	$—